UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        January 26, 2005
                                                --------------------------------


                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)

          Maryland                      1-1553                  52-0248090
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)

701 East Joppa Road, Towson, Maryland                       21286
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code         410-716-3900
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                      - 2 -


ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION;
ITEM 7.01  REGULATION FD DISCLOSURE.
On January 26, 2005, the Corporation reported its earnings for the three months and the year ended December 31, 2004. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation's related press release dated January 26, 2005. The information furnished under Items 2.02 and 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

NON-GAAP FINANCIAL MEASURES
The press release attached as Exhibit 99 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Corporation believes that these non-GAAP financial measures provide information that is useful to the users of its financial information regarding the Corporation's financial condition and results of operations. Additionally, the Corporation uses these non-GAAP measures to evaluate its past performance, reportable business segments, and prospects for future performance. The Corporation believes it is appropriate to present this non-GAAP financial information for the following reasons:

o    The  Corporation  provides  certain  measures  of  operating  results,  net earnings,  and  earnings  per share  adjusted  to  exclude  certain  costs, expenses, and gains and losses. The Corporation believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on the Corporation's results of operations in any particular period. The Corporation also utilizes certain of these measures to compensate certain management personnel of the Corporation.

o In addition to measuring its cash flow generation and usage based upon operating, investing, and financing activities classifications established under accounting principles generally accepted in the United States, the Corporation also measures its free cash flow. Free cash flow is a measure commonly employed by credit providers, and the Corporation believes free cash flow provides supplemental information about the Corporation's ability to fund its working capital needs and capital expenditures, and to pay interest and service debt. The Corporation defines free cash flow as cash flow from operating activities, less capital expenditures, plus proceeds from the disposal of assets (excluding proceeds from business sales).

While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similar measures presented by other companies.

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                                      -3-

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 99   Press Release of the Corporation dated January 26, 2005.
Exhibit 99 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are identified in Item 1(g) of Part I of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.


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                                      -4-

                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE BLACK & DECKER CORPORATION


                                               By: /s/ CHRISTINA M. MCMULLEN
                                                   -----------------------------
                                                   Christina M. McMullen
                                                   Vice President and Controller



Date: January 26, 2005